WELCOME
TO Fabulous
LAS VEGAS
NEVADA

SILVER STATE BANCORP

Welcome to
Phoenix

Keefe, Bruyette, & Woods, Inc. Keefe, Bruyette, & Woods, Inc. November 2007 November 2007 Exhibit 99.1

Forward-Looking Information
During the course of this presentation, management may make projections and forward-
looking statements regarding events or the future financial performance of Silver State
Bancorp. We wish to caution you that these forward-looking information involve certain risks and uncertainties, including a variety of factors that may cause Silver State’s actual results to differ materially from the anticipated results expressed in these forward-looking statements. Investors are cautioned not to place undue reliance on these forward-
looking statements and are advised to review the risk factors that may affect Silver
State’s operating results in documents filed by Silver State Bancorp with the Securities and Exchange Commission. Silver State Bancorp assumes no duty to update the forward-looking information made in this presentation.

Carson City
NEVADA
UTAH
Richfield
Tonopah
Cedar City
St. George
Fresno
Death Valley N.P.
Visalia
Las Vegas
CALIFORNIA
UNITED STATES
Bakersfield
Kingman
Flagstaff
Prescott
Oxnard
Lake Havasu City
Riverside
Los Angeles
ARIZONA
Phoenix
Mesa
San Diego
Mexicali
Yuma
Tijuana
Tucson
San Luis Rio Colorado
Ensenada
Pacific Ocean
BAJA CALIFORNIA
SONORA
San Luis

Company Snapshot
Founded in July 1996
Headquartered in Henderson, NV
$257 million in Market Capitalization
IPO July 17, 2007 (NASDAQ: SSBX)
14 full service branches in Nevada
and Arizona
Network of 12 LPOs in 8 states with
focus on SBA loan origination
Completed successful acquisition
and integration of Choice Bank (AZ)
in 2006
Source: Company, SNL Financial

Company Snapshot
Source: Company Earnings Release 09/30/07, SNL Financial
Financial Highlights
$1.7 bln in Total Assets
$1.5 bln in Gross Loans
$1.4 bln in Deposits
$152 mln in Equity
9.1% Equity / Assets
8.0% Tang. Equity / Tang. Assets
12.7% Total Capital Ratio
10.7% Tier 1 Capital Ratio
$24.6 mln in Net Income (LTM)
$5.1 mln in Gain on Sale of Loans (LTM)
1.80% ROAA (LTM)
20.1% ROAE (LTM)
5.83% Net Interest Margin
42.9% Efficiency Ratio
$945,000 in NPA’s
.01% NCO’s / Avg. Loans

Seasoned Management Team
Experienced Management Team
8.3
1
7
11
10
10
11
Years with
Company
21 Average
17 Chief Risk Officer Kirk Viau
27 Credit Administrator Thomas J. Russell
20 President, Silver State Bank Calvin D. Regan
20 Executive Vice President Douglas E. French
17 COO & CFO Michael J. Threet
25 President & CEO Corey L. Johnson
Industry
Experience Position Name

Completion of IPO
IPO Date:
July 17, 2007
Transaction Size:
$30 million (1) of Common Equity
Shares Offered:
1,500,000 shares (2)
Price per Share:
$20.00
Insider Participation:
Directors and Officers purchased 242,500 shares, or
16.1% of the offering
Additional Financing:
Issued $30.0 million of trust preferred securities at a
spread of 3-month LIBOR plus 135bps
Use of Proceeds:
-Support organic loan growth
-Capitalize de novo banks in high-growth Western markets
-Establish and fund additional branches
-Acquisitions
-Retire short-term financing
Notes:
(1) Gross proceeds
(2) Does not include 15% overallotment option

Business Strategy
Business Focus and Execution
Focus on high-growth western markets with compelling demographics
Expand market presence in current markets through strategic branching
Enter new markets through de novo
banks or acquisitions
Leverage existing competitive advantage and knowledge across markets
Expand and enhance small business lending team
Provide local expertise and service to local entrepreneurs and businesses

6
th
fastest projected population growth of
U.S. MSAs ('06-'11)
5
th
fastest growing MSA in the U.S.
(population growth from '00-'06)
Estimated monthly net in-migration of
almost 6,000 people for Clark County, NV
2.9% employment growth - YoY
Current construction in progress on the
Strip valued at $33 billion
Commercial building permits for Clark
County valued at $379.5 million as of May
2007
Compelling Core Markets
Source: Las Vegas Center for Business and Economic Research, Fortune, ESRI, Vegas Today and Tomorrow, Bureau of Labor Statistics,
Arizona Department of Economic Security, Applied Analysis
25
th
fastest projected population growth
of U.S. MSAs ('06-'11)
28
th
fastest growing MSA in the U.S.
(population growth from '00-'06)
6
th
fastest projected household income
growth of U.S. MSAs ('06-'11)
Estimated monthly net in-migration of
over 36,000 people for the state of
Arizona
4.2% employment growth – YoY
Las Vegas Phoenix

Attractive Markets
Significant Footprint in High Growth Markets
21.9%
37.6%
Projected
Growth
Rate
('07-'12)
Historical
Growth
(’00-’07)
Phoenix – Mesa – Scottsdale MSA
Total Deposits: $150,198
Las Vegas – Paradise MSA
Total Deposits: $1,096,932
Current Population: 1,893,507
19.5% 28.0%
Projected
Growth
Rate
('07-'12)
Historical
Growth
(’00-’07)
Current Population: 4,163,757
17.2% 26.4%
Projected
Growth
Rate
('06-'11)
Historical
Growth
(’00-’07)
Current Household Income: $56,432
21.6% 31.9%
Projected
Growth
Rate
('07-'12)
Historical
Growth
(’00-’07)
Current Household Income: $59,039
Source: SNL Financial, 06/30/07

Deposit Market Share by MSA
Source: SNL Financial, 06/30/07
2002 2007
MSA: Las Vegas-Paradise, NV
Total Total
Deposits Market
in Market Share
Rank Type ($000) (%)
1 Citigroup Inc. (NY) Bank $5,751,727 27.77
2 Bank of America Corp. (NC) Bank 4,071,449 19.66
3 Wells Fargo & Co. (CA) Bank 3,798,073 18.34
4 Zions Bancorp. (UT) Bank 1,549,120 7.48
5 U.S. Bancorp (MN) Bank 1,056,691 5.10
6 Western Alliance Bancorp (NV) Bank 903,472 4.36
7 Washington Mutual Inc. (WA) Thrift 578,424 2.79
8 Community Bancorp (NV) Bank 507,927 2.45
9 First NB Holding Company (AZ) Bank 350,303 1.69
10 Silver State Bancorp (NV) Bank 235,413 1.14
11 Wachovia Corp. (NC) Bank 233,227 1.13
12 Marshall & Ilsley Corp. (WI) Bank 227,751 1.10
13 BNP Paribas Group Bank 209,238 1.01
14 Capitol Bancorp Ltd. (MI) Bank 200,026 0.97
15 Credit One Bank NA (NV) Bank 176,380 0.85
Total Other (15) 907,995 4.40
Totals 30 20,757,216 100.00
Total Total
Number Deposits Market
Of in Market Share
Rank Institution Type Branches ($000) (%)
1 Bank of America Corp. (NC) Bank 56 6,880,801 24.05
2 Wells Fargo & Co. (CA) Bank 82 5,332,066 18.63
3 Zions Bancorp. (UT) Bank 49 2,365,785 8.27
4 Western Alliance Bancorp (NV) Bank 15 2,116,157 7.39
5 U.S. Bancorp (MN) Bank 40 1,514,959 5.29
6 Washington Mutual Inc. (WA) Thrift 36 1,274,353 4.45
7 Silver State Bancorp (NV) Bank 12 1,096,932 3.83
8 Community Bancorp (NV) Bank 12 1,096,459 3.83
9 Citigroup Inc. (NY) Bank 15 1,049,415 3.67
10 Wachovia Corp. (NC) Bank 5 1,030,006 3.60
11 Marshall & Ilsley Corp. (WI) Bank 1 762,086 2.66
12 First NB Holding Company (AZ) Bank 6 494,032 1.73
13 Irwin Financial Corp. (IN) Bank 1 455,414 1.59
14 Colonial BancGroup Inc. (AL) Bank 9 374,224 1.31
15 Capitol Bancorp Ltd. (MI) Bank 5 353,685 1.24
Total Other (20) 35 44 2,419,811 8.46
Totals 388 28,616,185       100.00

3Q’07 Financial Highlights
24.5% 20.6% 24.5% 20.0% ROAE
6.25% 5.81% 6.29% 5.83% Net Interest Margin
0.06% 0.01% 0.05% 0.00% NCO’s / Average Loans
42.9% 45.6% 41.4% 42.9% Efficiency Ratio
2.23% 1.76% 2.31% 1.78% ROAA
$1.12 $1.31 $0.40 $0.47 Diluted EPS
$15.2 $19.0 $5.6 $7.2 Net Income
$932 $1,356 $932 $1,356 Total Deposits
$921 $1,505 $921 $1,505 Total Net Loans
$1,145 $1,674 $1,145 $1,674 Total Assets
9/30/06 9/30/07 9/30/06 9/30/07
Year-to-Date Quarter Ending
($ in million, except EPS)
Net income of $7.2 million, up 27.8% from the third quarter 2006
Diluted EPS of $0.47, up 17.5% from the third quarter 2006
Net interest income of $22.4 million, an increase of 54% from the third quarter 2006
Net loan growth of $144.9 million, or 11.2% for the quarter
Deposit growth of $110.8 million, or 8.9% for the quarter
Asset quality remained very strong
Professional fees increased by $496,000 during the third quarter due to the IPO process and additional costs of being a public company.
Source: Company Earnings Release, SNL Financial 09/30/07

Net Loans ($000s)
$286,603
$386,135
$526,719
$649,726
$1,038,496
$1,505,353
$0
$300,000
$600,000
$900,000
$1,200,000
$1,500,000
$1,800,000
2002Y 2003Y 2004Y 2005Y 2006Y 2007Q3
Diluted EPS
$0.21
$0.38
$0.70
$1.19
$1.52
$1.79
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
$1.80
$2.00
2002Y 2003Y 2004Y 2005Y 2006Y 2007*
Assets ($000s)
$378,611
$489,525
$700,715
$806,297
$1,209,518
$1,674,009
$0
$200,000
$400,000
$600,000
$800,000
$1,000,000
$1,200,000
$1,400,000
$1,600,000
$1,800,000
2002Y 2003Y 2004Y 2005Y 2006Y 2007Q3
Significant Growth
Proven Track Record of Growth
CAGR: 36.7%
Deposits ($000s)
$290,892
$392,441
$572,330
$645,465
$986,271
$1,356,069
$0
$200,000
$400,000
$600,000
$800,000
$1,000,000
$1,200,000
$1,400,000
$1,600,000
2002Y 2003Y 2004Y 2005Y 2006Y 2007Q3
CAGR: 38.3%
CAGR: 41.8% CAGR: 53.5%
*2007e per first call
Source: SNL Financial (CAGRs are based on the 4 3/4 year period ending on 9/30/07)

Profitability
Sustained Historical Profitability
Source: SNL Financial (CAGRs are based on the 4 3/4 year period ending on 9/30/07)
ROAA
0.68%
0.94%
1.49%
2.09%
2.13%
1.75%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
2002Y 2003Y 2004Y 2005Y 2006Y 2007YTD
ROATE
10.8%
17.7%
23.0%
29.7%
25.9%
24.6%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
2002Y 2003Y 2004Y 2005Y 2006Y 2007YTD
Net Interest Margin
4.13%
4.40%
4.74%
5.83%
6.18%
5.79%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
2002Y 2003Y 2004Y 2005Y 2006Y 2007YTD
Efficiency Ratio
72.7%
60.6%
51.0%
43.1%
43.5%
45.1%
40.0%
45.0%
50.0%
55.0%
60.0%
65.0%
70.0%
75.0%
80.0%
2002Y 2003Y 2004Y 2005Y 2006Y 2007YTD

Deposit Composition
Deposit Mix
Solid core deposit
base established
New Branches:
Bolster core deposit
base
New Customers:
Initiatives to drive
additional deposit
growth
Existing Customers:
Expand current
customer
relationships
Total Deposits = $1,356 Million
Source: Company Earnings 3Q 2007
Savings, 1.5%
CDs < $100k,
28.0%
CDs > $100k,
17.6%
Interest bearing
checking, 39.2%
Noninterest
bearing demand,
13.7%

C&I , 9.6%
Consumer, 0.3%
Other, 0.1%
1-4 family, 5.7%
Multifamily, 0.7%
Commercial RE, 18.1%
Construction & Land Development 65.5%

Loan Portfolio
Portfolio Composition
Focus on real estate
related lending
Proven producers
with extensive
relationships
Customers have
extensive track
record with lenders
which augments the
underwriting process
Total Gross Loans = $1,522 Million
Source: Company Earnings 3Q 2007

Construction & Land Lending
49 3 Other
66 28 Retail
63 15 Office
75 6 Industrial
45 3 Multi-Use
49 6 Hotel
57 12 Multi-Family
66 27 1-4 Family
LTV (%) Percentage (%)
40 22 Raw
56 19 Infill
54 49 Land
Development
59 10 Developed
Land
LTV (%) Percentage (%)
Construction Loans By Use Land Loans By Type
Data Source:
Company documents
Raw
22%
Infill
19%
Developed Land
10%
Land Development
49%
Singe Family
27%
Multi Family
12%
Hotel
6%
Multi Use
3%
Office
15%
Retail
28%
Industrial
6%
Other
3%

CRE Portfolio
Relationship driven lending
Local market knowledge
Diversified portfolio
Strong segmentation reporting and stress test monitoring
Total Term CRE = $287.9 Million
62 10 Other
47 19 Industrial
33 6 Hotel
35 5 Multi-Use
55 31 Retail
59 1 Mini-Storage
57 24 Office
56 4 Multi-Family
LTV (%) Percentage (%)
Experienced CRE Lender
Data Source:
Company documents
Hotel
6%
Multi Use
5%
Industrial
19%
mini storage
1%
Retail
31%
Multi Family
4%
Office
24%
Other
10%

Small Business Lending
Extensive Reach in Small Business Lending
Twelve LPOs operating in eight states (AZ, CA, CO, FL, NV, OR, UT, and WA)
Leading small business lender in Nevada and Arizona
Established track record of profitable growth
Experienced management team
Experience garnered from LPOs can serve as an evaluation tool for potential acquisitions or de novo bank formations
$0
$50
$100
$150
$200
$250
2004 2005 2006 2007 YTD
’07 YTD Small Business Loan Origination by Type Total Small Business Loan Origination
504
$133.49
59%
7A
$24.82
11%
Conventional
$66.82
30%
Note:
Dollars in millions
Data Source:
Company documents

Small Business Lending
Gain on Sale of Loans as a % of Pretax Income
Data Source:
SNL Financial.  Data as of 9/30/07 YTD
31.84%
50.60%
32.23%
20.54%
13.99%
12.78%
13.46%
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%
60.00%
2001Y 2002Y 2003Y 2004Y 2005Y 2006Y 2007YTD

Small Business Lending
Gain on Sale of Loans as a % of Revenues
Data Source:
SNL Financial.  Data as of 9/30/07 YTD
7.07%
10.81%
9.50%
8.87%
7.25%
6.59%
6.19%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
2001Y 2002Y 2003Y 2004Y 2005Y 2006Y 2007YTD

Strong Credit Culture
Senior management actively monitors portfolio and risk profile
Ongoing review of portfolio and local economic conditions
Established customer and product concentration limits
Tiered loan limit authorization
Proven underwriting standards
Solid Underwriting Standards and Active Risk Management

Strong Credit Culture
NPAs / Total Assets
Silver State Bancorp
Peer Group – So. Cal, NV, AZ Banks with $500 million to $2 billion in assets
Data Source:
Company Documents and  SNL Financial.  Data as of 9/30/07
NCOs/Average Loans
0.89%
1.33%
0.98%
0.59%
0.45%
0.22%
0.27%
0.57%
0.06%
0.07%
0.37%
1.16%
1.76%
0.97%
0.15% 0.15%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2.00%
2000Y 2001Y 2002Y 2003Y 2004Y 2005Y 2006Y 2007YTD
0.56%
0.62%
0.45%
0.07%
0.04%
0.18%
0.35%
0.05%
0.01%
0.07%
0.40%
0.27%
0.01%
0.33%
0.11%
0.01%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
2000Y 2001Y 2002Y 2003Y 2004Y 2005Y 2006Y 2007YTD

11/1/2004
1/31/2005
5/2/2005
8/1/2005
11/1/2005
1/31/2006
5/2/2006
8/1/2006
11/1/2006
1/31/2007
5/2/2007
8/1/2007
11/1/2007

Historical Stock Performance
Three Year Relative Price Performance
Source: SNlL & FactSet Stock price and pricing metric data as of November 1, 2007
9.9x Price / LTM EPS 15,092 Avg. Daily Volume
194.5% Price / Tang. Book $257.4 mil Market Cap
169.3% Price / Book $16.86 Stock Price
Pricing Metrics
BKX
S&P
BANK
SSBX
80%
100%
120%
140%
160%
180%
200%
220%
240%
260%
280%
S&P 500  (+33.4%) Nasdaq Bank Index  (-9.1%)
PHLX KBW Bank Index (24 Leading Banks)  (-1.8%) Silver State Bancorp  (+62.6%)

Long standing relationships with customers
Local market knowledge and product expertise
High-touch, responsive customer service
Experienced construction, land development and real estate
lender
Growing, national small business lending platform with proven results
Proven core deposit gatherer through branch network
Experienced management team
Significant experience in the community banking business model
Local bankers with proven track record in local markets
Presence in high-growth markets in Western U.S. with strong
expected population growth
Strategy to expand into additional high-growth markets
Established underwriting guidelines
Strong asset quality
Operates in Attractive
Markets
Experienced
Management with Track
Record of Success
Focused Expertise with
Proven Track Record of
Success
Competitive Advantage
Solid Underwriting &
Credit Culture
Investment Highlights